Innovator IBD® 50 ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 98.8%	Shares	Value
Aerospace/Defense - 5.7%
FTAI Aviation Ltd.	6,918	$1,883,910
Karman Holdings, Inc. (a)(b)	4,135	429,213
Rocket Lab Corp. (a)	32,301	2,586,341
		4,899,464

Biotechnology - 6.1%
AnaptysBio, Inc. (a)(b)	70,340	3,334,819
Axsome Therapeutics, Inc. (a)	10,300	1,897,775
		5,232,594

Electronics - 6.4%
Amphenol Corp. - Class A	13,067	1,882,694
Applied Optoelectronics, Inc. (a)	21,084	919,473
Celestica, Inc. (a)(b)	9,668	2,716,611
		5,518,778

Engineering & Construction - 9.2%
Comfort Systems USA, Inc.	2,855	3,260,695
Dycom Industries, Inc. (a)	5,155	1,878,430
Sterling Infrastructure, Inc. (a)	7,659	2,741,233
		7,880,358

Healthcare-Products - 2.2%
Guardant Health, Inc. (a)	8,691	991,122
Natera, Inc. (a)(b)	2,021	467,134
TransMedics Group, Inc. (a)(b)	3,382	453,103
		1,911,359

Insurance - 0.5%
Lemonade, Inc. (a)(b)	5,179	449,175

Machinery-Construction & Mining - 1.1%
Vertiv Holdings Co. - Class A	4,921	916,192

Mining - 47.1% (c)
Agnico Eagle Mines Ltd.	12,829	2,443,924
Alamos Gold, Inc. - Class A (b)	21,463	791,985
Anglogold Ashanti PLC	28,842	2,678,557
Aris Mining Corp. (a)	44,541	763,433
Aura Minerals, Inc.	26,390	1,680,779
Cia de Minas Buenaventura SAA - ADR	12,222	418,726
Coeur Mining, Inc. (a)(b)	130,274	2,662,801
Eldorado Gold Corp. (a)	57,550	2,470,046
Equinox Gold Corp. (a)	167,105	2,389,601
First Majestic Silver Corp.	72,711	1,515,297
Franco-Nevada Corp.	1,781	417,395
Gold Fields Ltd. - ADR (b)	54,261	2,719,561
Harmony Gold Mining Co. Ltd. - ADR	73,242	1,562,984
Hecla Mining Co.	35,073	789,844
IAMGOLD Corp. (a)	151,504	2,754,343
Kinross Gold Corp.	75,146	2,371,608
Newmont Corp.	14,454	1,623,907
OR Royalties, Inc.	20,367	803,274
Orla Mining Ltd.	170,723	2,576,210
Pan American Silver Corp.	7,233	394,922
Royal Gold, Inc.	6,332	1,667,279
Southern Copper Corp.	4,812	915,820
Triple Flag Precious Metals Corp.	72,499	2,444,666
Wheaton Precious Metals Corp.	12,202	1,609,078
		40,466,040

Miscellaneous Manufacturing - 1.1%
Fabrinet (a)	1,903	931,404

Pharmaceuticals - 4.0%
Mirum Pharmaceuticals, Inc. (a)(b)	33,095	3,416,066

Semiconductors - 12.1%
Micron Technology, Inc.	7,668	3,181,300
Monolithic Power Systems, Inc.	411	462,026
Nova Ltd. (a)(b)	5,872	2,688,436
Rambus, Inc. (a)	22,989	2,616,838
SiTime Corp. (a)	1,320	479,305
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	2,786	920,940
		10,348,845

Software - 0.5%
MongoDB, Inc. (a)	1,160	430,743

Telecommunications - 2.8%
Applied Digital Corp. (a)(b)	71,130	2,409,884
TOTAL COMMON STOCKS (Cost $78,292,138)		84,810,902

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 19.2%	Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 3.77% (d)	16,483,388	16,483,388
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $16,483,388)		16,483,388

TOTAL INVESTMENTS - 118.0% (Cost $94,775,526)		101,294,290
Money Market Deposit Account - 0.2% (e)		134,761
Liabilities in Excess of Other Assets - (18.2)%		(15,552,031)
TOTAL NET ASSETS - 100.0%		$85,877,020

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of January 31, 2026. The fair value of these securities was $14,080,472.
(c)
To the extent that the Fund invests more heavily in a particular industries or sectors of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.
(e)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2026 was 3.45%.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

Innovator IBD® 50 ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$84,810,902	$–	$–	$84,810,902
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	16,483,388
Total Investments	$84,810,902	$–	$–	$101,294,290

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $16,483,388 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings as of January 31, 2026 (% of Net Assets)

Common Stocks	$84,810,902	98.8%
Investments Purchased with Proceeds from Securities Lending	16,483,388	19.2
Money Market Deposit Account	134,761	0.2
Liabilities in Excess of Other Assets	(15,552,031)	(18.2)
	$85,877,020	100.0%